                                                               EXHIBIT 10.1.19.5


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT dated as of July 31, 2000 (this "Amendment") is to the Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of August 3, 1999 among UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and CHRYSLER FINANCIAL COMPANY, L.L.C., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Sections 9.6.1 and 9.6.2 of the Credit Agreement shall be amended in their entireties to read as follows:

                  9.6.1 Ratio of Funded Debt to Stockholders' Equity. Not permit the ratio of Funded Debt to Stockholders' Equity to be greater than (x) 2.5:1 at any time during the period from the Closing Date through December 31, 2000 and (y) 2.75:1 at any time thereafter.

                  9.6.2 Ratio of Non-Floorplan Debt to Stockholders' Equity. Not permit the ratio of Funded Debt (less Debt under Floor Plan Financings) to Stockholders' Equity to be greater than 1.3:1 at any time.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (d) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders and (b) each of the following documents, each in form and substance reasonably satisfactory to the Agent:

         3.1 Reaffirmation. A Reaffirmation of Loan Documents in the form attached hereto as Exhibit A executed by each Loan Party other than the Company.

         3.2 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         Delivered as of the day and year first above written.


                                        UNITED AUTO GROUP, INC.


                                        By /s/ James R. Davidson
                                          --------------------------------------

                                        Title E V P
                                             -----------------------------------

                                        CHRYSLER FINANCIAL COMPANY, L.L.C., as
                                        Agent and as a Lender


                                        By
                                          --------------------------------------


                                        Title
                                             -----------------------------------

         Delivered as of the day and year first above written.


                                        UNITED AUTO GROUP, INC.


                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------

                                        CHRYSLER FINANCIAL COMPANY, L.L.C., as
                                        Agent and as a Lender


                                        By /s/ T.J. Madden
                                          --------------------------------------
                                               T.J. Madden

                                        Title Vice President
                                             -----------------------------------

                                                                       EXHIBIT A

                                REAFFIRMATION OF
                                 LOAN DOCUMENTS
                               as of July 31, 2000


Chrysler Financial Company, L.L.C., as Agent and the other parties to the Credit Agreement referred to below

                       RE: REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

                  1. The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") among United Auto Group, Inc. ("UAG"), various of its subsidiaries and Chrysler Financial Company, L.L.C., in its capacity as Agent (in such capacity, the "Agent");

                  2. The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of UAG; and

                  3. The Security Agreement dated as of October 8, 1999 (the "Security Agreement") among UAG, its subsidiaries and the Agent.

         The Guaranty, the Pledge Agreement, the Security Agreement and the Credit Agreement referred to below are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Fourth Amendment (the "Amendment") to the Credit Agreement dated as of August 3, 1999 (as heretofore amended, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         Each of the undersigned hereby (i) consents and agrees to the amendments to the Loan Documents to which such undersigned is a party contained in the Amendment and (ii) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

         The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                    UAG NORTHEAST, INC.
                                    DIFEO PARTNERSHIP, INC.
                                    DIFEO PARTNERSHIP HCT, INC.
                                    DIFEO PARTNERSHIP SCT, INC.
                                    DIFEO PARTNERSHIP RCT, INC.
                                    DIFEO PARTNERSHIP RCM, INC.
                                    DIFEO PARTNERSHIP VIII, INC.
                                    DIFEO PARTNERSHIP IX, INC.
                                    DIFEO PARTNERSHIP X, INC.
                                    UAG HUDSON, INC.
                                    SOMERSET MOTORS INC.
                                    UAG NORTHEAST BODY SHOP, INC.
                                    UAG NORTHEAST (NY), INC.
                                    UNITED LANDERS, INC.
                                    LANDERS AUTO SALES, INC.
                                    LANDERS UNITED AUTO GROUP NO. 2, INC.
                                    LANDERS UNITED AUTO GROUP, INC.
                                    LANDERS UNITED AUTO GROUP NO. 3, INC.
                                    LANDERS UNITED AUTO GROUP NO. 4, INC.
                                    LANDERS UNITED AUTO GROUP NO. 6, INC.
                                    LANDERS BUICK-PONTIAC, INC.
                                    LANDERS FORD NORTH, INC.
                                    UNITED AUTO GROUP, INC.
                                    UAG ATLANTA, INC.
                                    UAG DULUTH, INC.
                                    UAG ATLANTA II, INC.
                                    UNITED NISSAN, INC. (GA)
                                    UNITED NISSAN, INC. (NV)
                                    UNITED NISSAN, INC. (TN)
                                    UAG ATLANTA III, INC.
                                    PEACHTREE NISSAN, INC.
                                    UAG ATLANTA IV, INC.
                                    UAG ATLANTA IV MOTORS, INC.
                                    UAG ATLANTA V, INC.
                                    CONYERS NISSAN, INC.
                                    UAG ATLANTA VI, INC.
                                    UNITED JEEP CHRYSLER PLYMOUTH OF
                                      STONE MOUNTAIN, INC.
                                    UNITED MAZDA, INC.
                                    UAG TENNESSEE, INC.

                                    UAG WEST, INC.
                                    SA AUTOMOTIVE, LTD.
                                    SL AUTOMOTIVE, LTD.
                                    SPA AUTOMOTIVE, LTD.
                                    LRP, LTD.
                                    SUN MOTORS, LTD.
                                    SCOTTSDALE MANAGEMENT GROUP, LTD.
                                    SAU AUTOMOTIVE, LTD.
                                    SK MOTORS, LTD.
                                    KMT/UAG, INC.
                                    RELENTLESS PURSUIT ENTERPRISES, INC.
                                    TRI-CITY LEASING, INC.
                                    HT AUTOMOTIVE LTD.
                                    UAG NEVADA, INC.
                                    UAG TEXAS, INC.
                                    UAG TEXAS II, INC.
                                    UAG EAST, INC.
                                    WESTBURY SUPERSTORE, LTD.
                                    WESTBURY NISSAN LTD.
                                    PALM AUTO PLAZA, INC.
                                    FLORIDA CHRYSLER PLYMOUTH, INC.
                                    WEST PALM NISSAN, INC.
                                    WEST PALM INFINITI, INC.
                                    NORTHLAKE AUTO FINISH, INC.
                                    J & S AUTO REFINISHING, LTD.
                                    J&S IMPORTS, INC.
                                    WEST PALM AUTO MALL, INC.
                                    AUTO MALL PAYROLL SERVICES, INC.
                                    AUTO MALL STORAGE, INC.
                                    AMITY AUTO PLAZA, LTD.
                                    AMITY NISSAN OF MASSAPEQUA, LTD.
                                    UAG CAROLINA, INC.
                                    REED-LALLIER CHEVROLET, INC.
                                    MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                    GENE REED CHEVROLET, INC.
                                    UNITEDAUTO DODGE OF SHREVEPORT,
                                      INC.
                                    UAG MEMPHIS, INC.
                                    COVINGTON PIKE DODGE, INC.
                                    UAG GRACELAND, INC.
                                    THE NEW GRACELAND DODGE, INC.
                                    UAG GRACELAND II, INC.
                                    UAG MEMPHIS II, INC.
                                    UAG MEMPHIS III, INC.

                                    UAG MEMPHIS IV, INC.
                                    UAG MEMPHIS V, INC.
                                    UAG KNOXVILLE, INC.
                                    UAG KNOXVILLE II, INC.
                                    UAG-CARIBBEAN, INC.
                                    UAG YOUNG, INC.
                                    DAN YOUNG INC.
                                    DAN YOUNG CHEVROLET INC.
                                    YOUNG MANAGEMENT GROUP, INC.
                                    PARKWAY CHEVROLET, INC.
                                    UAG YOUNG II, INC.
                                    UAG CENTURY MOTORS, INC.
                                    UAG PARAMOUNT MOTORS, INC.
                                    UAG KISSIMMEE MOTORS, INC.
                                    UAG CITRUS, INC.
                                    UAG CLASSIC, INC.
                                    CLASSIC AUTO GROUP, INC.
                                    CHERRY HILL CLASSIC CARS, INC.
                                    CLASSIC OF CHERRY HILL, INC.
                                    CLASSIC MANAGEMENT COMPANY, INC.
                                    CLASSIC CHEVROLET, INC.
                                    CLASSIC ENTERPRISE, INC.
                                    CLASSIC AUTO GROUP HOLDINGS, INC.
                                    CLASSIC IMPORTS, INC.
                                    UNITEDAUTO ENTERPRISES, INC.
                                    UNITED AUTOCARE, INC.
                                    UNITED AUTOCARE PRODUCTS, INC.
                                    UNITEDAUTO FOURTH FUNDING INC.
                                    UNITEDAUTO FIFTH FUNDING INC.
                                    AUTO LEASING CORPORATION
                                    UAG FINANCE COMPANY, INC.
                                    CLASSIC MOTOR SALES LLC
                                    D. YOUNG CHEVROLET LLC
                                    DAN YOUNG MOTORS LLC
                                    DAN YOUNG TIPTON LLC
                                    UAG YOUNG AUTOMOTIVE GROUP LLC

                                    UAG LANDERS, INC.
                                    YOUNG AUTOMOTIVE HOLDINGS LLC
                                    EUROPA AUTO IMPORTS, INC.
                                    UAG LAKE NORMAN, LLC
                                    UAG INDIANAPOLIS, LLC
                                    MOTORCARS ACQUISITION, LLC
                                    MOTORCARS ACQUISITION II, LLC
                                    MOTORCARS ACQUISITION III, LLC
                                    SCOTTSDALE FERRARI, LLC


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    DIFEO HYUNDAI PARTNERSHIP
                                    DIFEO NISSAN PARTNERSHIP
                                    DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                      PARTNERSHIP
                                    DIFEO LEASING PARTNERSHIP
                                    DIFEO CHEVROLET-GEO PARTNERSHIP
                                    J&F OLDSMOBILE PARTNERSHIP
                                    DANBURY AUTO PARTNERSHIP
                                    FAIR HYUNDAI PARTNERSHIP
                                    FAIR CHEVROLET-GEO PARTNERSHIP
                                    DANBURY CHRYSLER PLYMOUTH
                                      PARTNERSHIP
                                    DIFEO TENAFLY PARTNERSHIP
                                    By: DIFEO PARTNERSHIP, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    OCT PARTNERSHIP
                                    By: DIFEO PARTNERSHIP VIII, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------

                                    OCM PARTNERSHIP
                                    By: DIFEO PARTNERSHIP IX, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    HUDSON MOTORS PARTNERSHIP
                                    By: DIFEO PARTNERSHIP HCT, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    COUNTY AUTO GROUP PARTNERSHIP
                                    By: DIFEO PARTNERSHIP RCT, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    SOMERSET MOTORS PARTNERSHIP
                                    By: DIFEO PARTNERSHIP SCT, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------

                                    ROCKLAND MOTORS PARTNERSHIP
                                    By: DIFEO PARTNERSHIP RCM, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    6725 AGENT PARTNERSHIP
                                    By: SAU AUTOMOTIVE, LTD.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    SHANNON AUTOMOTIVE, LTD.
                                    By: UAG TEXAS, INC.
                                        a general partner


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    DAN YOUNG TIPTON, LLC
                                    By: DAN YOUNG, INC.
                                        Member


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------

                                    YOUNG AUTOMOTIVE HOLDINGS, LLC
                                    UAG YOUNG AUTOMOTIVE GROUP, LLC
                                    D. YOUNG CHEVROLET, LLC
                                    UAG OLDSMOBILE OF INDIANA, LLC
                                    By: UAG YOUNG, INC.
                                        Member


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    DAN YOUNG MOTORS LLC
                                    By: DAN YOUNG CHEVROLET, INC.
                                        Member


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    UAG CITRUS MOTORS, LLC
                                    By: UAG CITRUS, INC.
                                        Member


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


                                    CLASSIC MOTOR SALES, LLC
                                    CLASSIC ENTERPRISES, LLC
                                    CLASSIC NISSAN OF TURNERSVILLE, LLC
                                    By: UAG CLASSIC, INC.
                                        Member


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------

                                    LANDERS UNITED AUTO GROUP
                                      NO. 5, INC.
                                    BPT HOLDINGS, INC.
                                    LANDERS FORD, INC
                                    NATIONAL CITY FORD, INC.
                                    CENTRAL FORD CENTER, INC.
                                    PIONEER FORD SALES, INC.


                                    By /s/ James R. Davidson
                                       --------------------------------------

                                    Title
                                          -----------------------------------


ACKNOWLEDGED AND AGREED
as of the date first written above

CHRYSLER FINANCIAL COMPANY, L.L.C.,
as Agent


By:
    ---------------------------------



Title:
       ------------------------------

                                    LANDERS UNITED AUTO GROUP
                                      NO. 5, INC.
                                    BPT HOLDINGS, INC.
                                    LANDERS FORD, INC
                                    NATIONAL CITY FORD, INC.
                                    CENTRAL FORD CENTER, INC.
                                    PIONEER FORD SALES, INC.


                                    By
                                       --------------------------------------

                                    Title
                                          -----------------------------------


ACKNOWLEDGED AND AGREED
as of the date first written above

CHRYSLER FINANCIAL COMPANY, L.L.C.,
as Agent


By: /s/ T.J. Madden
    ---------------------------------
        T.J. Madden


Title: Vice President
       ------------------------------


                                      -12-